UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

Signet International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-13465 (Commission File Number)	16-1732674 (IRS Employer Identification No.)

205 Worth Avenue, Suite 316, Palm Beach, Florida 33480
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 832-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS

Effective on March 8, 2007 the NASD assigned the stock symbol “SIGN” to Signet International Holdings, Inc. for the purpose of publicly trading its shares on the Over the Counter Bulletin Board. Trading in Signet International Holdings, Inc. is expected to begin on Friday March 9, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
None

(b)	Pro Forma Financial Information.
None

(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release March 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signet International Holdings, Inc.
Date: March 9, 2007
By: /s/ Ernest Letiziano
Title: Chief Executive Officer